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                                                                Exhibit 10.39(k)

                              AMENDMENT NUMBER ONE
                           DATED AS OF APRIL 23, 1993
                                       TO
                                CREDIT AGREEMENT
                         DATED AS OF NOVEMBER 16, 1992

This Amendment to the Credit Agreement described below is entered into as of April 23, 1993.

         1. Preliminary Statement. Reference is made to a Credit Agreement dated as of November 16, 1992 (which, as it may be amended, extended or supplemented from time to time, is herein called the "Credit Agreement") among Underwriters Re Corporation (the "Borrower"), the lenders which are a party thereto (the "Lenders") and The First National Bank of Chicago, as agent for the Lenders (the "Agent").

         2. Amendments. The Borrower, the Required Lenders and the Agent hereby amend the Credit Agreement as follows:

         In Section 2.7(a)(ii)(A) and (B) the date "June 30, 1993" is hereby deleted and the date "September 30, 1993" is hereby inserted in lieu thereof.

         3. Representations. In order to induce the Lenders to enter into this Amendment the Borrower represents and warrants that:

                 A.       The representations and warranties set forth in
         Section 5 of the Credit Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Unmatured Default on the date hereof;

                 B. The execution and delivery by the Borrower of this Amendment have been duly authorized by proper corporate proceedings and this Amendment, and the Credit Agreement, as amended by this Amendment, constitute valid and binding obligations of the Borrower; and

                 C. Neither the execution and delivery by the Borrower of this Amendment, the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or the Borrower's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.
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         4.      Closing Conditions.  This Amendment shall be effective upon receipt by the Agent from the Required Lenders and the Borrower of executed counterparts of this Amendment or of telex or telecopied confirmation of their execution and mailing of this Amendment.

         5. Definitions. Unless the context shall otherwise require, all terms used herein which are defined in the Credit Agreement shall have the meanings assigned to them therein.

         6. Counterparts. This Amendment may be executed by the parties hereto individually, or in any combinations of the parties hereto in several counterparts, all of which taken together shall constitute one and the same amendment.

         7. Ratification. Except as expressly amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect and, as amended hereby, the Credit Agreement is in all respects agreed to, ratified and confirmed by the Borrower and the Lenders.

         8. Effective Date. Upon satisfaction of all conditions contained in Paragraph 4 above, this Amendment shall be effective as of April 23, 1993 (the "Effective Date").

         9. Expenses. The Borrower shall pay all expenses of the Agent (including reasonable charges for in-house counsel) incurred by the Agent in the preparation of this Amendment.

         10. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to the "Agreement," "thereunder," "thereof," or words of like import referring to the Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

                                  UNDERWRITERS RE CORPORATION


                                  By:/s/ Peter Bengelsdorf
                                     -------------------------------------------
                                  Its:   Vice President
                                      ------------------------------------------


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                                  THE FIRST NATIONAL BANK OF CHICAGO
                                  Individually and as Agent


                                  By:/s/ Marcia Saper
                                     -------------------------------------------
                                  Its:   Vice President
                                      ------------------------------------------

                                  BANK OF NEW YORK


                                  By:/s/ Indecipherable on behalf of
                                           Bank of New York
                                     -------------------------------------------
                                  Its:   Senior Vice President
                                      ------------------------------------------

                                  CIBC, INC.


                                  By:/s/ Stephen D. Reynolds
                                     -------------------------------------------
                                  Its:   Vice President
                                      ------------------------------------------

                                  CREDIT LYONNAIS


                                  By:/s/ Jacques Mounier
                                     -------------------------------------------
                                  Its:Sr. V.P. Treasurer Deputy General Mgr.
                                      ------------------------------------------

                                  FIRST UNION NATIONAL BANK OF
                                  NORTH CAROLINA


                                  By:/s/ Robert Monk
                                     -------------------------------------------
                                  Its:   Assistant Vice President
                                      ------------------------------------------

                                  MELLON BANK, N.A.


                                  By:/s/ W.S. Sanford
                                     -------------------------------------------
                                  Its:   Senior Vice President
                                      ------------------------------------------





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                                  SANWA BANK CALIFORNIA


                                  By:/s/ John Hyche
                                     -------------------------------------------
                                  Its:      Vice President
                                      ------------------------------------------

                                  UNION BANK, N.A.


                                  By:/s/Robert Dawson       P.C. Rohling
                                     -------------------------------------------
                                  Its:  Vice President      Vice President
                                      ------------------------------------------




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